UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2022

The Necessity Retail REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A Common Stock, $0.01 par value per share	RTL	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPP	The Nasdaq Global Select Market
7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPO	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2022 annual meeting of stockholders (the “Annual Meeting”) of The Necessity Retail REIT, Inc. (the “Company”) was held on April 19, 2022, at which there were present, in person or by proxy, stockholders holding an aggregate of 99,756,293 shares of the Company’s common stock, out of a total number of 129,809,464 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, representing approximately 76.8% of the shares entitled to be voted.

At the Annual Meeting, the Company’s stockholders: (i) re-elected Leslie D. Michelson as the Class II director to serve until the Company’s 2025 annual meeting of stockholders and until his successor is duly elected and qualifies; and (ii) ratified the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The proposals are described in detail in the Company’s 2022 proxy statement. No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting. The final results of the matters voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Class II Director

Nominee	For	Abstain	Withhold	Broker Non-Votes
Leslie D. Michelson	10,397,484	—	58,865,803	30,493,006

Members of our board of directors (“Board”) are elected by the affirmative vote of a plurality of the votes cast, with the person receiving the most votes cast elected to the Board. Given Mr. Michelson’s experience, leadership and extensive knowledge of the Company’s industry and its long-term business strategy, our Board remains confident that Mr. Michelson is well-qualified to continue to serve as a member of the Board and contribute meaningfully to the Board and the Company’s long-term business objectives.

Proposal 2 – Ratification of the Appointment of PwC as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022:

For	Against	Abstain	Broker Non-Votes
98,999,307	307,048	449,938	*
*	No broker non-votes arose in connection with Proposal No. 2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE NECESSITY RETAIL REIT, INC.

By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer and President (Principal Executive Officer)

Dated: April 19, 2022